EXHIBIT 23(b)








              Consent of Independent Auditors



The Board of Directors
Merry-Go-Round Enterprises, Inc.:


We consent to the use of our reports incorporated herein by reference.



                                  KPMG PEAT MARWICK LLP


Baltimore, Maryland
December 1, 1994